Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2001


                                      "Jeremy N. Kendall"
                                      ------------------------------------------
                                      Jeremy N. Kendall
                                      Chairman, Chief Executive Officer
                                      and Director (Principal Executive Officer)

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2002


                                        "John D. Taylor"
                                        ----------------------------------------
                                        John D. Taylor
                                        President, Chief Operating Officer
                                        and Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, her attorneys and agents to execute on her behalf and in her name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2002


                                        "Steven R. Bromley"
                                        ----------------------------------------
                                        Steven R. Bromley
                                        Vice President, Finance and
                                        Chief Financial Officer (Principal
                                        Financial and Accounting Officer)

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2002


                                        "Cyril A. Ing"
                                        ----------------------------------------
                                        Cyril A. Ing
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2002


                                        "Joseph Riz"
                                        ----------------------------------------
                                        Joseph Riz
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2002


                                        "James K. Rifenbergh"
                                        ----------------------------------------
                                        James K. Rifenbergh
                                        Director and Authorized Representative
                                        in the United States

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2002


                                        "Allan Routh"
                                        ----------------------------------------
                                        Allan Routh
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2002


                                        "Larry (Andy) Anderson"
                                        ----------------------------------------
                                        Larry (Andy) Anderson
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2002


                                        "Dennis Anderson"
                                        ----------------------------------------
                                        Dennis Anderson
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, her attorneys and agents to execute on her behalf and in her name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2002


                                        "Katrina Houde"
                                        ----------------------------------------
                                        Katrina Houde,
                                        Director

                                   Exhibit 24

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or Officer of STAKE TECHNOLOGY LTD., a Canada corporation (the "Corporation"), hereby appoints Jeremy N. Kendall and/or Steven R. Bromley and each of them, his attorneys and agents to execute on his behalf and in his name and in capacity set forth below, a registration statement on Form S-3, for filing with the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the "Act"), and any and all amendments thereto (including post-effective amendments, exhibits thereto and other documents in connection therewith) relating to the Corporation's common shares without par value to be sold for the account of shareholders of the Corporation, and to do or cause to be done such other acts and to execute such other documents which said attorneys and agents may deem advisable to enable the Corporation to comply with the Act and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof.

Dated as of February 19, 2002


                                        "Michael M. Boyd"
                                        ----------------------------------------
                                        Michael M. Boyd
                                        Director